Exhibit 31.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Irving H Kau, certify that:

1. I have reviewed this amended Annual Report on Form 10-K/A of Focus Universal Inc. for the year ended December 31, 2023; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: November 27, 2024	By:	/s/ Irving H Kau
Irving H Kau Chief Financial Officer (Principal Financial Officer)